UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (Principal Executive Offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

534 Delaware Avenue, Suite 412, Buffalo, New York 14202

(Former address, if changed since last report.)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2011, we executed a Joint Venture Agreement with LifeCycle Investments, L.L.C., an Illinois limited liability company (“LifeCycle”).  A copy of the agreement is filed as an exhibit with this report.  The basic terms of the agreement were as follows:

•

Subject to the terms and conditions of the agreement, the registrant may act as agent on behalf of LifeCycle for the recapitalization of life settlements relating to certain life settlements owned by LifeCycle and lien holder First Chicago Bank and Trust.

•

Proceeds from the death benefits shall be split as follows: 60 percent of the proceeds shall be distributed to the owners of the policies, who are represented by LifeCycle, and 40 percent to the registrant.

•

The term of the agreement shall be for the life of the portfolio and corresponding portfolio’s from January 7, 2011, unless sooner terminated as hereinafter provided, subject to and upon the conditions specified therein.  Either party may terminate the agreement at any time for any reason upon 30 days’ prior notice to the other party.  After the date of termination of the agreement regardless of terminating party, the registrant shall be entitled to all fees due for sales of or death benefits to policies completed prior to the termination date.

•

The relationship of LifeCycle to the registrant shall be that of an exclusive partner.  Neither federal, state nor local income tax, payroll tax, nor any foreign tax of any kind shall be withheld or paid by LifeCycle on behalf of the registrant.  LifeCycle and the registrant each understand and agree that at no time does either party acquire rights, interest or title in any product or service or equity of the other party and that all copyrights, marks, patents, intellectual rights and any and all other proprietary rights of each party remain and shall always remain the property of such party.

The joint venture is expected to include $12 million in assets that are composed of life settlement portfolios that are currently owned and managed by LifeCycle and which will be contributed by LifeCycle to the joint venture upon the retirement of the loan to First Chicago Bank & Trust discussed below.  LifeCycle and the registrant have agreed that all income generated by the assets will be split on a 60/40 basis with 60 percent being allocated to LifeCycle and 40 percent being allocated to the registrant.  The joint venture also plans a debt offering to raise an additional $250 million to be used to purchase additional life settlement portfolios, and to fund the Reflora do Brasil project discussed in our current report filed with the Commission on November 23, 2010.

The life insurance portfolios to be contributed to the joint venture currently are collateral for a loan in the amount of approximately $3 million owed by LifeCycle to First Chicago Bank & Trust.  The registrant has agreed with LifeCycle that it will attempt to raise the necessary funds to pay of the loan to First Chicago Bank & Trust.  Once the loan is paid in full, LifeCycle will contribute the life insurance portfolios to the joint venture, whereupon the registrant will own a 40 percent interest in the life insurance portfolios and all other assets of the joint venture and will share in 40 percent of the net income of the joint venture.

Item 1.02 Termination of a Material Definitive Agreement.

On January 7, 2011, the registrant gave notice of the termination on January 31, 2011 of that certain AGS Investment Agreement executed on October 5, 2010, by the registrant and AGS Capital Group, LLC  which provided upon the terms and subject to the conditions contained therein, the registrant shall issue and sell to AGS Capital, from time to time as provided therein, and AGS Capital shall purchase from the registrant up to $10,000,000 of the registrant’s fully registered, freely tradable common stock, par value $0.001 per share (the “the Common Stock”) pursuant to the Securities Act.

Some of the pertinent provisions of the AGS Capital Investment Agreement are as follows:

Advances.  Subject to the terms and conditions of the AGS Capital Investment Agreement (including, without limitation, the provisions of Article VII thereof), the registrant, at its sole and exclusive option, may issue and sell to AGS Capital, and AGS Capital shall purchase from the registrant, shares of the Common Stock by the delivery, in the registrant’s sole discretion, of Advance Notices.  The aggregate maximum amount of all Advances that AGS Capital shall be obligated to make under the AGS Capital Investment Agreement shall not exceed the Commitment Amount.

Mechanics.

(a)

Advance Notice.  At any time during the Commitment Period, the registrant may require AGS Capital to purchase shares of the Common Stock by delivering an Advance Notice to AGS Capital, subject to the conditions set forth in Article VII; provided, however, that (i) the amount for each Advance in the Advance Notice shall not be more than the Maximum Advance Amount, (ii) the aggregate amount of the Advances pursuant to the AGS Capital Investment Agreement shall not exceed the Commitment Amount, (iii) in no event shall the number of shares of the Common Stock issuable to AGS Capital pursuant to an Advance cause the aggregate number of shares of the Common Stock beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by AGS Capital and its affiliates to equal or exceed five percent of then outstanding the Common Stock (the “Ownership Limitation”) (as of the date of the AGS Capital Investment Agreement, AGS Capital and its affiliates held no shares of the outstanding the Common Stock), (iv) under no circumstances shall the aggregate offering price or number of Shares, as the case may be, exceed the aggregate offering price or number of Shares available for issuance under the Registration Statement (the “Registration Limitation”), and (v) the Common Stock must be DWAC eligible and sent to AGS Capital in electronic form, instead of certificate form.  There shall be a minimum of five Trading Days between each Advance Notice Date.  Notwithstanding any other provision in the AGS Capital Investment Agreement, the registrant acknowledges and agrees that upon receipt of an Advance Notice, AGS Capital may sell shares that it is unconditionally obligated to purchase under such Advance Notice prior to taking possession of such shares.

(b)

Date of Delivery of Advance Notice.  An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by email (to the address set forth in Section 11.1 of the AGS Capital Investment Agreement) by AGS Capital if such notice is received prior to 5:00 pm Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by email after 5:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day.  No Advance Notice may be deemed delivered on a day that is not a Trading Day.  The registrant acknowledges and agrees that AGS Capital shall be entitled to treat any email it receives from officers whose email addresses are identified by the registrant purporting to be an Advance Notice as a duly executed and authorized Advance Notice from the registrant.

Closings.

(a)

On the day of the Advance Notice, the registrant shall deliver to AGS Capital in electronic form, such number of shares of the DWAC eligible Common Stock registered in the name of AGS Capital as shall equal the number of shares specified in the Advance Notice.  On the later of the Advance Date or one Trading Day following receipt of the shares of the Common Stock corresponding to the Advance Notice, AGS Capital shall deliver to the registrant the amount of the Advance by wire transfer of immediately available funds.  On or prior to the Advance Date, each of the registrant and AGS Capital shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(b) of the AGS Capital Investment Agreement in order to implement and effect the transactions contemplated herein.  To the extent the registrant has not paid the fees, expenses, and disbursements of AGS Capital in accordance with Section 12.4 of the AGS Capital Investment Agreement, the amount of such fees, expenses, and disbursements may be deducted by AGS Capital (and shall be paid to the relevant party) directly out of the proceeds of the Advance with no reduction in the amount of shares of the Common Stock to be delivered on such Advance Date.

(b)

Obligations Upon Closing.  AGS Capital agrees to advance the amount corresponding to the Advance Notice to the registrant upon completion of each of the following conditions:

(i)

The registrant shall deliver to AGS Capital the shares of the Common Stock applicable to the Advance in accordance with Section 2.3(a) of the AGS Capital Investment Agreement.  The certificates evidencing such shares shall be free of restrictive legends.

(ii)

The Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all applicable shares of the Common Stock to be issued in connection with the Advance and certificates evidencing such shares shall be free of restrictive legends.

(iii)

The registrant shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom.  The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the registrant is subject.

(iv)

The registrant shall have filed with the SEC in a timely manner all reports, notices and other documents required of a “reporting company” under the Exchange Act and applicable SEC regulations.

(v)

The registrant shall pay any unpaid fees as set forth in Section 12.4 of the AGS Capital Investment Agreement or withhold such amounts as provided in Section 2.3 of the AGS Capital Investment Agreement.

(vi)

The registrant’s transfer agent shall be DWAC eligible.

(vii)

If the conditions in Section 7.2.(a)(i) of the AGS Capital Investment Agreement are satisfied and provided the registrant is in compliance with its obligations in Section 2.3, AGS Capital shall deliver to the registrant the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds.

Lock Up Period.  On the date of the AGS Capital Investment Agreement, the registrant has obtained from each officer and director a lock-up agreement, as defined in the AGS Capital Investment Agreement, in the form annexed hereto as Schedule 2.4 of the AGS Capital Investment Agreement.  The registrant shall cause its officers and directors to refrain from selling the Common Stock during each Pricing Period.

Registration Rights.  The registrant shall cause the Registration Rights Agreement to remain in full force and effect and the registrant shall comply in all material respects with the terms thereof.  During the Commitment Period, the registrant shall notify AGS Capital promptly if (a) the Registration Statement shall cease to be effective under the Securities Act, (b) the Common Stock shall cease to be authorized for listing on the Principal Market, (c) the Common Stock ceases to be registered under Section 12(g) of the Exchange Act, or (d) the registrant fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

Quotation of the Common Stock.  The registrant shall maintain the Common Stock’s authorization for quotation on the Principal Market.

Exchange Act Registration.  The registrant will cause the Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act.

Termination.

(a)

Unless earlier terminated as provided hereunder, the AGS Capital Investment Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the second anniversary of the Effective Date, or (ii) the date on which AGS Capital shall have made payment of Advances pursuant to the AGS Capital Investment Agreement in the aggregate amount of the Commitment Amount.

(b)

The registrant may terminate the AGS Capital Investment Agreement effective upon 15 Trading Days’ prior written notice to AGS Capital; provided that (i) there are no Advances outstanding, and (ii) the registrant has paid all amounts owed to AGS Capital pursuant to the AGS Capital Investment Agreement.  The of the AGS Capital Investment Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.  In the event of any termination of the AGS Capital Investment Agreement by the registrant thereunder, so long as AGS Capital owns any shares of the Common Stock issued thereunder, unless all of such shares of the Common Stock may be resold by AGS Capital without registration and without any time, volume or manner of sale limitations pursuant to Rule 144, the registrant shall not (i) cancel the common stock issued to AGS Capital or suspend (except as provided for in the Registration Rights Agreement) or withdraw the Registration Statement or otherwise cause the Registration Statement to become ineffective, or voluntarily delist the Common Stock from, the Principal Market without listing the Common Stock on another Principal Market.

(c)

The obligation of AGS Capital to make an Advance to the registrant pursuant to the AGS Capital Investment Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of 50 Trading Days, during the Commitment Period, or (ii) the registrant shall at any time fail materially to comply with the requirements of Article VI of the AGS Capital Investment Agreement and such failure is not cured within 30 days after receipt of written notice from AGS Capital, provided, however, that this paragraph (c) shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

(d)

Nothing in Section 10.2 of the AGS Capital Investment Agreement shall be deemed to release the registrant or AGS Capital from any liability for any breach under the AGS Capital Investment Agreement or to impair the rights of the registrant and AGS Capital to compel specific performance by the other party of its obligations under the AGS Capital Investment Agreement.  The indemnification provisions contained in Sections 5.1 and 5.2 of the AGS Capital Investment Agreement shall survive termination thereunder.

In addition, on October 5, 2010, the registrant executed that certain Registration Rights Agreement in connection with the AGS Capital Investment Agreement, which requires the registrant to register for resale pursuant to the Securities Act the Registrable Securities.

Copies of the AGS Capital Investment Agreement and the AGS Capital Registration Rights Agreement were attached as exhibits to our current report filed with the Commission on October 12, 2010.  Please refer to the agreements for the definitions of all of the capitalized terms used herein not otherwise defined herein.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Joint Venture Agreement dated January 10, 2011 between LifeCycle Investments, L.L.C. and Global Earth Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer